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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                           Date of Report MARCH 6, 1998
                                          -------------


                             PETRACOM HOLDINGS, INC.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)


      DELAWARE                        33-98756                  59-3324165
      --------                        --------                  ----------
(State or Other jurisdiction        (Commission               (IRS Employer
  of Incorporation)                  File Number)            Identification No.)


               1527 N. DALE MABRY HWY., SUITE 105, LUTZ, FL 33549
               --------------------------------------------------
                     (Address of Principal Executive Office)



                                 (813) 948-2554
                                 --------------
              (Registrant's telephone number, including area code)





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ITEM 5. OTHER EVENTS

In connection with the sale of the voting common stock of Petracom Holdings, Inc. (the "Company"), by its sole owner, the Company entered into an agreement on March 6, 1998 to sell the assets of its radio stations. Consummation of the transactions is expected in the second quarter of 1998.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




PETRACOM HOLDINGS, INC.


By    /s/ HENRY A. ASH
--------------------------------------
         Henry A. Ash
         President
         Date: March 30, 1998




By    /s/ HENRY A. ASH                        President and Director (principal
--------------------------------------        executive officer and sole
         Henry A. Ash                         director)
         Date: March 30, 1998




By    /s/ JOSEPH M. FRY
--------------------------------------        Vice President, Chief Financial
         Joseph M. Fry                         Officer, Treasurer and Assistant
         Date: March 30, 1998                 Secretary (principal financial
                                               officer and principal
                                               accounting officer)